United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 30, 2013

Communications Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address Of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing, Rule or Standard; Transfer of Listing

Communication Systems, Inc. (the “Company) received two separate letters, each dated October 30, 2013, from the NASDAQ OMX Group with respect to the Company’s compliance with NASDAQ rules.

Compliance with NASDAQ Rule 5605(b)(1) on Majority Independent Board and NASDAQ Rule 5605(d)(2) on Compensation Committee Composition.

The first letter noted that on September 9, 2013, the Company filed a Form 8-K reporting, among other matters, that effective September 3, 2013, its chairman Curtis A. Sampson was appointed Interim Chief Executive Officer (“CEO”) of the Company. Prior to Curtis Sampson’s appointment as Interim Chief Executive Officer, both he and his son Randall D. Sampson were independent directors of the Company and Randall Sampson served as a member of the Compensation Committee.

As a result of Curtis Sampson’s appointment as Interim CEO, both he and his son Randall Sampson ceased to be independent directors of the Company under NASDAQ Rule 5605(a)(2). As a result, the Company Board then consisted of three independent directors and three directors who were not independent. Consequently, the Company failed to comply with NASDAQ listing Rule 5605(b)(1) on Majority Independent Board and with Rule 5605(d)(2) Compensation Committee Composition, which requires that all members of the Compensation Committee must be independent directors.

Once the Company became aware of its noncompliance, it began taking steps to regain compliance with these NASDAQ rules. Specifically, on October 22, 2013, Richard A. Primuth was elected to the Board as an independent director and Randall D. Sampson resigned as a member of the Compensation Committee.

NASDAQ notified the Company that as a result of the October 22, 2013 actions, the Company regained compliance with the NASDAQ Rules on Majority Independent Board and Compensation Committee Composition as of October 22, 2013, and the matter is closed.

NASDAQ Rule 5605(c)(2) on Audit Committee Composition

As a result of Mr. Curtis Sampson’s appointment as Interim CEO and the fact that Randall Sampson ceased to be an independent director, Mr. Randall Sampson’s presence on the Audit Committee resulted in the Company failing to comply with NASDAQ Rule 5605(c)(2) on Audit Committee Composition, which requires that all members of the Audit Committee must be independent directors.

Consistent with NASDAQ Rule 5605(c)(4)(A), NASDAQ has agreed to provide the Company a cure period in order to regain compliance. That period continues until the earlier of (i) the Company’s next annual meeting of shareholders or (ii) September 3, 2014. If the Company’s next annual meeting of shareholders is held before March 3, 2014, then the Company must demonstrate compliance no later than March 3, 2014. The Company currently intends to hold its 2014 annual meeting of shareholders in late May 2014 or early June 2014.

Item 8.01     Other Events

On November 1, 2013, the Company’s Board of Directors approved the following Board Committee assignments, effective as of November 1, 2013:

Audit Committee

Richard A. Primuth, Chair

Luella G. Goldberg

Randall D. Sampson

Compensation Committee

Gerald D. Pint, Chair

Luella G. Goldberg

Roger H. Lacey

Richard A. Primuth

Finance Committee

Randall D. Sampson, Chair

Jeffrey K. Berg

Roger H. Lacey

Curtis A. Sampson

Executive Committee

Curtis A. Sampson, Chair

Jeffrey K. Berg

Roger H. Lacey

Gerald D. Pint

Governance and Nominating Committee

Luella G. Goldberg, Chair

Roger H. Lacey

Gerald D. Pint
Richard A. Primuth

The Board also determined that Randall D. Sampson is an audit committee financial expert.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By:	Edwin C. Freeman
Vice President and Chief Financial Officer

Date:  November 5, 2013

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